                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 8, 1998

                                  EQUIFAX INC.
             (Exact name of registrant as specified in its charter)



        GEORGIA                     1-6605                    58-0401110
 (State or other juris-          (Commission              (I.R.S. Employer
diction of incorporation)        File Number)             Identification No.)


                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                   (Address of principal executive offices)


                                 (404) 885-8000
              (Registrant's telephone number, including area code)




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                            Exhibit Index on Page 2
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Item 5.   Other Events
-------   -------------

          On September 8, 1998, Equifax Inc. completed a purchase for cash of fifty-nine percent 59% ownership and control in UNNISA (Unnisa - Solucoes em Meios de Pagamento Ltda.), a major provider of full service bankcard and private label card processing, and an effective 34% economic ownership interest in PROCEDA (Proceda Tecnologia e Informatica S.A), Brazil's second largest information technology outsourcer and provider of processing services to UNNISA, major financial institutions and manufacturing clients.

          Equifax paid approximately U.S.$152 million (approximately R$178.5 million Brazilian Reais) in connection with the purchase.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          (c) Exhibits

          99.1  Text of Press Release of Equifax Inc., dated September 9, 1998.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:     September 25, 1998


                                     EQUIFAX INC.
                                     (Registrant)


                                     By: /s/ David A. Post
                                        -------------------------------------
                                        David A. Post
                                        Corporate Vice President and
                                        Chief Financial Officer






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